AMENDMENT NO. 11 TO

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         BY THIS AMENDMENT NO. 11 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") dated as of October 31, 1995, PATTEN RECEIVABLES FINANCE CORPORATION VI, a Delaware corporation ("Borrower"), and FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation) , a Delaware corporation ("Lender") , for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:


                                    ARTICLE 1
                                  INTRODUCTION

         1.I Lender, as successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation, and Borrower are parties to that Amended and Restated Loan and Security Agreement dated as of January 9, 1990, as amended by a June 12, 1990 letter amendment, a July 18, 1990 letter amendment, an August 31, 1990 Amendment No. 1 to the Amended and Restated Loan and Security Agreement, a November 19, 1990 letter agreement, a March 23, 1991 Amendment No. 2 to the Amended and Restated Loan and Security Agreement, a November 21, 1991 Amendment No. 3 to the Amended and Restated Loan and Security Agreement, a January 30, 1992 Amendment No. 4 to the Amended and Restated Loan and Security Agreement, a May 11, 1992 letter agreement, an October, 1992 Amendment No. 5 to the Amended and Restated Loan and Security Agreement, a December 14, 1992 letter agreement, a May 12, 1993 Amendment No. 6 to the Amended and Restated Loan and Security Agreement, a February 18, 1994 Amendment No. 7 to the Amended and Restated Loan Agreement, a March 25, 1994 Amendment No. 8 to Amended and Restated Loan and Security Agreement, a June 29, 1994, Amendment No. 9 to Amended and Restated Loan and Security Agreement, and a December 14, 1994 Amendment No. 10 to Amended and Restated Loan and Security Agreement (collectively, the "Loan Agreement").

         1.2 Borrower and Lender wish to amend the Loan Agreement to delete the limitations imposed by paragraph 9.14 (which was added to the Loan Agreement by the December 14, 1994 Amendment No. 7 to Amended and Restated Loan and Security Agreement) of the Loan Agreement on the amount which Borrower may borrow under the Loan Agreement.

                                    ARTICLE 2

                                    AGREEMENT

     2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement. -

2.2 The Loan Agreement is amended by deleting paragraph 9.14 thereof.

2.3 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Agreement, as amended hereby, and the other documents executed by Borrower evidencing, securing or otherwise pertaining to the Loan ("Documents") . Borrower further acknowledges that Lender has performed and is not in default of its Obligations under the Documents and that there are no offsets, defenses or counter-claims with respect to any of its Obligations under the -Documents.

2.4 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Documents, as amended hereby, supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.

2.5 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

2.6 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.

2.7 This Amendment constitutes Lender's notice to Borrower that Lender's address for notice purposes is changed to the following:

FINOVA CAPITAL CORPORATION
Scottsdale Financial Center
7272 E. Indian School Road, Suite 410
Scotsdale, Arizona 85251

A copy of all notices to be sent to Lender shall be addressed to each of the following at the above address:

          (a) Vice President - Portfolio Management, Real Estate Group; and

          (b) Vice President - Group Counsel.

IN WITNESS WHEREOF this instrument is executed as of the date set forth above.




"BORROWER"               PATTEN RECEIVABLES FINANCE
CORPORATION VI, a Delaware corp
By:

Borrower




"LENDER"



FINOVA   CAPITAL   CORPORATION,
Delaware corporation



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